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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 22, 1999
                                                         -----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







              DELAWARE                             1-12297                            23-3086739
              --------                             -------                            ----------
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


          375 PARK AVENUE                                                               10152
          ---------------                                                               -----
            NEW YORK, NY                                                         (Including Zip Code)
  (Address of Principal Executive
              Offices)

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                                  212-223-3300
                                  ------------
              (Registrant's Telephone Number, Including Area Code)





                                 NOT APPLICABLE
                                 --------------
              (Former Name or Address, If Changed From Last Report)





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ITEM 5.   OTHER EVENTS

On December 22, 1999, United Auto Group, Inc. (the "COMPANY") issued a press release announcing, among other things, its plan to repurchase up to 10% of the total outstanding common stock of the Company. The shares of stock may be acquired from time to time over a two-year period either through open market purchases, negotiated transactions, or other means based upon market conditions.

The repurchase of shares of common stock by the Company will increase the ownership interest of Penske Capital Partners above 40% of the total ownership of the Company. If this occurs, the Company plans to make an offer to purchase the outstanding Senior Subordinated Debentures due 2007 at a change of control redemption price of 101% of par. Under the terms of the Debentures, a change of control would occur when Penske Capital's beneficial ownership is increased above 40% of the outstanding voting stock of the Company. As of December 21, 1999, there was $151 million principal amount of these Debentures outstanding.

A copy of the press release is attached hereto as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS:
         Financial Statements are not required

(b)      PRO FORMA FINANCIAL INFORMATION:
         Pro Forma financial information is not required

(c)      EXHIBITS:

         Exhibit 99.1 - Press Release of United Auto Group, Inc., dated
         December 22, 1999




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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 3, 2000                  UNITED AUTO GROUP, INC.


                                            By:   /s/ James R. Davidson
                                               --------------------------------
                                                   JAMES R. DAVIDSON
                                            Its:   EXECUTIVE VICE PRESIDENT -
                                                   FINANCE






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                                  EXHIBIT INDEX
                                  -------------


    EXHIBIT             DESCRIPTION OF EXHIBIT           SEQUENTIAL PAGE
    -------             ----------------------           ---------------
    NUMBER                                                   NUMBER
    ------                                                   ------


 EXHIBIT 99.1           Press Release of United
                        Auto Group, Inc., dated
                        December 22, 1999





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